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                                                                    Exhibit 10.2

                                    HCA INC.
                      NON-QUALIFIED STOCK OPTION AGREEMENT

     THIS NON-QUALIFIED STOCK OPTION AGREEMENT (this "Agreement") is made and entered into as of this ___ day of _______, 2006, by and between HCA Inc., a Delaware corporation (formerly known as Columbia/HCA Healthcare Corporation) (the "Company" and, together with its subsidiaries, "HCA"), and ___________, (the "Optionee"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the HCA 2005 Equity Incentive Plan (the "Plan").

     WHEREAS, the Company has adopted the Plan, which permits the issuance of stock options for the purchase of shares of the common stock, par value $.01 per share, of the Company (the "Shares"); and

     WHEREAS, the Company desires to afford the Optionee an opportunity to purchase Shares as hereinafter provided in accordance with the provisions of the Plan;

     NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

     1. Grant of Option.

          (a) The Company hereby awards the Optionee the right and option (the "Option") to purchase all or any part of the number of Shares (the "Option Stock") indicated on the Notice of Award of Stock Options, as further provided herein.

          (b) The Option shall be granted to the Optionee in ______________ installments (the "Installments") of _________________________________ Shares
awarded under this Agreement on ____________________________________________
(the "Grant Dates"), with an Option Price equal to the Fair Market Value of the Shares on such Grant Date, as more specifically set forth on the Notice of Award of Option attached and made a part hereto, and pursuant to the terms and conditions set forth in this Agreement and subject to all provisions of the Plan. Notwithstanding the foregoing, in the event (i) of the occurrence of a Change in Control or (ii) HCA receives notice of Optionee's termination of employment due to Disability of the Optionee consistent with HCA's policies and procedures, all Shares subject to the Option awarded pursuant to this Agreement but not previously granted shall be automatically granted to the Optionee (a) with respect to a Change in Control, on the date that is immediately prior to the effective date of such Change in Control, or (b) with respect to Disability, on the date that is immediately prior to the effective date of the Optionee's termination by reason of Disability, as specified in the Optionee's notice, in each case with an Option Price equal to the Fair Market Value of such Shares on such grant date. For purposes of this Agreement, "Disability" means that the Optionee is permanently unable to perform the essential duties of the Optionee's occupation. The Optionee, holder or beneficiary of the Option shall not have any of the rights of a stockholder with respect to the Option Stock until such person has become a

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holder of such Shares by the due exercise of the Option and payment of the
Option Payment (as defined in Section 3 below) in accordance with this Agreement.

          (c) The Option shall be a non-qualified stock option within the meaning of the U.S. federal income tax laws. In order to provide the Company with the opportunity to claim the benefit of any income tax deduction which may be available to it upon the exercise of the Option, and in order to comply with all applicable federal or state tax laws or regulations, the Company may take such action as it deems appropriate to insure that, if necessary, all applicable federal, state or other taxes are withheld or collected from the Optionee.

     2. Exercise of Option. The Optionee may exercise the Option for up to one-fourth of each Installment of the Option Stock each year commencing one year from the date of this Agreement, with additional installments of one-fourth of each Installment of the Option Stock exercisable on the second, third and fourth anniversaries of the date of this Agreement. Such installments shall be cumulative and, if in any year the total number of Shares of Option Stock which may be purchased in such year is not purchased, the Shares not purchased may be purchased in any subsequent year during the Term (as defined in Section 4 below) of the Option. Notwithstanding the above, each outstanding Option shall immediately vest and become exercisable upon (i) the occurrence of a Change in Control; (ii) the death or Disability of the Optionee; or (iii) the Retirement of the Optionee, provided, however, that with respect to the Retirement of the Optionee, the Option shall vest only if such Retirement takes place after December 31, 2006. For purposes of this Agreement, "Retirement" means Optionee's voluntary termination of employment with HCA after attaining 65 years of age or Optionee's voluntary termination of employment with HCA after 10 years of service with HCA and after attaining 55 years of age.

     3. Manner of Exercise. The Option may be exercised in whole or in part at any time within the period permitted hereunder for the exercise of the Option, with respect to whole Shares only, by serving written notice of intent to exercise the Option delivered to the Company at its principal office (or to the Company's designated agent), stating the number of Shares to be purchased, the person or persons in whose name the Shares are to be registered and each such person's address and social security number. Such notice shall not be effective unless accompanied by payment in full of the Option Price for the number of Shares with respect to which the Option is then being exercised (the "Option Payment"). The Option Payment shall be made in cash or cash equivalents or in whole Shares valued at the shares' Fair Value on the date of exercise (or next succeeding trading date if the date of exercise is not a trading date) or the actual sales price of such Shares, together with any applicable withholding taxes, or by a combination of such cash (or cash equivalents) and Shares. The Optionee shall not be entitled to tender Shares pursuant to successive, substantially simultaneous exercises of the Option or any other stock option of the Company. Subject to applicable securities laws, the Optionee may also exercise the Option by delivering a notice of exercise of the Option and by simultaneously selling the Shares of Option Stock thereby acquired pursuant to a brokerage or similar agreement approved in advance by proper officers of the Company, using the proceeds of such sale as payment of the Option Payment, together with any applicable withholding taxes. Unless other arrangements are made at the sole discretion of the Company, at the time of exercising the Option, the Company shall satisfy any related tax withholding obligations by withholding from the Shares otherwise issuable pursuant to the Option a number of Shares having a Fair Value on


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the date of exercise equal to the required withholding taxes as set forth by
Internal Revenue Service guidelines for the employer's minimum statutory withholding, or by the Optionee delivering to the Company a like number of already owned shares. For purposes of this Agreement, "Fair Value" means the closing sales price of the Shares on the New York Stock Exchange on the relevant date or, if determinable, the actual sales price of such Shares.

     4. Termination of Option. The Option will expire ten years from the Initial Grant Date of the Option (the "Term") with respect to any then unexercised portion thereof, unless terminated earlier as set forth below:

          (a) Termination by Death. If the Optionee's employment by HCA terminates by reason of death, or if the Optionee dies within three months after termination of such employment for any reason other than Cause, this Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one year from the date of death or until the expiration of the Term of the Option, whichever period is the shorter.

          (b) Termination by Reason of Disability. If the Optionee's employment by HCA terminates by reason of Disability, this Option may thereafter be exercised by the Optionee or personal representative or guardian of the Optionee, as applicable, for a period of one year from the date of such termination of employment or until the expiration of the Term of the Option, whichever period is the shorter.

          (c) Termination by Retirement. If Optionee's employment by HCA terminates by reason of Retirement, this Option may thereafter be exercised, to the extent the Option was exercisable upon Retirement of the Optionee, by the Optionee for a period of three years from the date of such termination of employment or until the expiration of the Term of the Option, whichever period is the shorter.

          (d) Termination for Cause. If the Optionee's employment by HCA is terminated for Cause, this Option shall terminate immediately and become void and of no effect.

          (e) Other Termination. If the Optionee's employment by HCA is voluntarily terminated or involuntarily terminated for any reason other than for Cause, death, Disability or Retirement, this Option may be exercised, to the extent the Option was exercisable at the time of such termination, by the Optionee for a period of three months from the date of such termination of employment or the expiration of the Term of the Option, whichever period is the shorter.

     5. No Right to Continued Employment. The grant of the Option shall not be construed as giving Optionee the right to be retained in the employ of HCA and, subject to applicable HCA policies and procedures, HCA may at any time dismiss Optionee from employment, free from any liability or any claim under the Plan.

     6. Adjustment to Option Stock. The Committee may make adjustments in the terms and conditions of, and the criteria included in, this Option in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 of the Plan) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that


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such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     7. Amendments to Option. Subject to the restrictions contained in Sections
6.2 and 14 of the Plan, the Committee may waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, the Option, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would adversely affect the rights of the Optionee or any holder or beneficiary of the Option shall not to that extent be effective without the consent of the Optionee, holder or beneficiary affected.

     8. Limited Transferability. During the Optionee's lifetime this Option can be exercised only by the Optionee, except as otherwise provided in Section 4(a) above or in this Section 8. This Option may not be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by Optionee other than (i) to a Permitted Transferee or (ii) by will or the laws of descent and distribution. Any attempt to otherwise transfer this Option shall be void. No transfer of this Option by the Optionee by will or by laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and an authenticated copy of the will and/or such other evidence as the Committee may deem necessary or appropriate to establish the validity of the transfer. Any transfer of this Option by the Optionee to a Permitted Transferee must be for no consideration and, after the transfer, the Permitted Transferee shall have the sole responsibility for determining whether and when to exercise the Option. A Permitted Transferee may not transfer any such Option other than by will or the laws of descent and distribution. For purposes of this Agreement, "Permitted Transferee" means the Optionee's Immediate Family, a Permitted Trust or a partnership of which the only partners are members of the Optionee's Immediate Family. For purposes of this Agreement, "Immediate Family" means the Optionee's children and grandchildren, including adopted children and grandchildren, stepchildren, parents, stepparents, grandparents, spouse, former spouse (but in such case only at the direction of a court order), siblings (including half brothers and sisters), father-in-law, mother-in-law, daughters-in-law and sons-in-law. For purposes of this Agreement, a "Permitted Trust" means a trust solely for the benefit of the Optionee or Optionee's Immediate Family.

     9. Reservation of Shares. At all times during the term of this Option, the Company shall use its best efforts to reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Agreement.

     10. Plan Governs. The Grantee hereby acknowledges receipt of a copy of the Plan and agrees to be bound by all the terms and provisions thereof. The terms of this Agreement are governed by the terms of the Plan, and in the case of any inconsistency between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall govern.

     11. Severability. If any provision of this Agreement is, or becomes, or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or the Award, or would disqualify the Plan or Award under any laws deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee,


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materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, Person or Award, and the remainder of the Plan and Award shall remain in full force and effect.

     12. Notices. All notices required to be given under this Option shall be deemed to be received if delivered or mailed as provided for herein to the parties at the following addresses, or to such other address as either party may provide in writing from time to time.

To the Company:  HCA Inc.
                 One Park Plaza
                 Nashville, TN 37203
                 Attn: Vice President - Compensation

To the Optionee: The address then maintained with respect to the Optionee in the
                 Company's records.

     13. Governing Law. The validity, construction and effect of this Agreement shall be determined in accordance with the laws of the State of Delaware without giving effect to conflicts of laws principles.

     14. Resolution of Disputes. Any dispute or disagreement which may arise under, or as a result of, or in any way related to, the interpretation, construction or application of this Agreement shall be determined by the Committee. Any determination made hereunder shall be final, binding and conclusive on the Grantee and the Company for all purposes.

     15. Successors in Interest. This Agreement shall inure to the benefit of and be binding upon any successor to the Company. This Agreement shall inure to the benefit of the Optionee's legal representative and assignees. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, executors, administrators, successors and assignees.

                           [Signature page follows.]


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     IN WITNESS WHEREOF, the parties have caused this Non-Qualified Stock Option
Agreement to be duly executed effective as of the day and year first above written.

                                        HCA Inc.


                                        By: /s/ Jack O. Bovender, Jr.
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                                        Optionee:

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                                        Please Print

                                        Optionee:


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                                        Signature


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